Exhibit 4.11

ORACLE CORPORATION

Officers’ Certificate

Reference is made to the Indenture dated as of January 13, 2006 (the “Base Indenture”) by and among Oracle Corporation (the “Issuer,” formerly known as Ozark Holding Inc.), Oracle Systems Corporation (formerly known as Oracle Corporation) and Citibank, N.A., as amended by the First Supplemental Indenture dated as of May 9, 2007 (together with the Base Indenture, the “Indenture”) by and among the Issuer, Citibank, N.A. and The Bank of New York Trust Company, N.A. On June 29, 2007, Citibank, N.A. resigned as the original trustee under the Indenture and the Issuer appointed The Bank of New York Trust Company, N.A. as successor trustee. Thereafter, the Bank of New York Trust Company, N.A. became The Bank of New York Mellon Trust Company, N.A. (the “Trustee”). The Trustee is the trustee for any and all securities issued under the Indenture. Pursuant to Section 2.01 and Section 2.03 of the Base Indenture the undersigned officers do hereby certify, in connection with the issuance of (i) €1,250,000,000 aggregate principal amount of 2.250% Notes due 2021 (“2021 Notes”) and (ii) €750,000,000 aggregate principal amount of 3.125% Notes due 2025 (“2025 Notes” and, together with the 2021 Notes, the “Notes”), that the terms of the Notes are as follows:

Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Indenture.

2021 Notes

Title:	2.250% Notes due 2021

Issuer:	Oracle Corporation

Trustee, Registrar, Transfer

Agent and Authenticating Agent	The Bank of New York Mellon Trust Company, N.A.

Paying Agent	The Bank of New York Mellon, London Branch

Aggregate Principal Amount at

Maturity.	€1,250,000,000

Principal Payment Date:	January 10, 2021

Interest:	2.250% per annum

Interest on the 2021 Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2021 Notes (or July 10, 2013 if no interest has been paid on the 2021 Notes), to but excluding the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. If any interest payment date, maturity date or redemption date falls on a day that is not a business day, the payment will be made on the next business day with the same force and effect as if made on the relevant interest payment date, maturity date or redemption date.

Date from which Interest will

Accrue:	July 10, 2013

Interest Payment Date:	January 10, commencing on January 10, 2014

Redemption:	The Issuer may at its option redeem the 2021 Notes in whole or in part, at any time or from time to time prior to their maturity, on at least 30 days, but not more than 60 days, prior notice mailed to the registered address of each holder of the 2021 Notes, at a redemption price, calculated by the Issuer, equal to the greater of:

(i) 100% of the principal amount of the 2021 Notes being redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued as of the date of redemption) discounted to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the Comparable Government Bond Rate (as defined in the 2021 Notes) plus 20 basis points, plus, in each case, accrued and unpaid interest thereon to the date of redemption.

Additional Amounts:

The Issuer will, subject to certain exceptions and limitations set forth herein, pay additional amounts on the 2021 Notes as are necessary in order that the net payment by the Issuer of the principal of and interest on the 2021 Notes to a holder who is not a United States person, after withholding or deduction for any present or future tax, assessment or other governmental charge imposed by the United States or a taxing authority in the United States will not be less than the amount provided in the 2021 Notes to be then due and payable. See “Description of the Notes—Payment of Additional Amounts” in the Prospectus Supplement dated July 2, 2013 and Section 8 “Payment of Additional Amounts” of the 2021 Notes.

Redemption for Tax Reasons:	The Issuer may offer to redeem all but not part of the 2021 Notes in the event of certain changes in the tax laws of the United States (or any taxing authority in the United States). This redemption would be at 100% of the principal amount, together with accrued and unpaid interest on the 2021 Notes to the date fixed for redemption. See “Description of the Notes—Redemption for Tax Reasons” in the Prospectus Supplement dated July 2, 2013 and Section 9 “Redemption for Tax Reasons” of the 2021 Notes.

Currency of Payment:	All payments of interest and principal, including payments made upon any redemption of the 2021 Notes, will be made in euros. If the euro is unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond the Issuer’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2021 Notes will be made in U.S. dollars until the euro is again available to the Issuer or so used.

Conversion:	None

Sinking Fund:	None

Denominations:	Minimum denominations of €100,000 in principal amount and multiples of €1,000 in excess thereof

Listing:	The Issuer intends to apply to list the 2021 Notes on the New York Stock Exchange.

Miscellaneous:	The terms of the 2021 Notes shall include such other terms as are set forth in the form of 2021 Notes attached hereto as Exhibit A and in the Indenture.

2025 Notes

Title:	3.125% Notes due 2025

Issuer:	Oracle Corporation

Trustee, Registrar, Transfer

Agent and Authenticating Agent	The Bank of New York Mellon Trust Company, N.A.

Paying Agent	The Bank of New York Mellon, London Branch

Aggregate Principal Amount at

Maturity.	€750,000,000

Principal Payment Date:	July 10, 2025

Interest:	3.125% per annum

Interest on the 2025 Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2025 Notes (or July 10, 2013 if no interest has been paid on the 2025 Notes), to but excluding the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. If any interest payment date, maturity date or redemption date falls on a day that is not a business day, the payment will be made on the next business day with the same force and effect as if made on the relevant interest payment date, maturity date or redemption date.

Date from which Interest will

Accrue:	July 10, 2013

Interest Payment Date:	July 10, commencing on July 10, 2014

Redemption:	The Issuer may at its option redeem the 2025 Notes in whole or in part, at any time or from time to time prior to their maturity, on at least 30 days, but not more than 60 days, prior notice mailed to the registered address of each holder of the 2025 Notes, at a redemption price, calculated by the Issuer, equal to the greater of:

(i) 100% of the principal amount of the 2025 Notes being redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued as of the date of redemption) discounted to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the Comparable Government Bond Rate (as defined in the 2025 Notes) plus 25 basis points, plus, in each case, accrued and unpaid interest thereon to the date of redemption.

Additional Amounts:	The Issuer will, subject to certain exceptions and limitations set forth herein, pay additional amounts on the 2025 Notes as are necessary in order that the net payment by the Issuer of the principal of and interest on the 2025 Notes to a holder who is not a United States person, after withholding or deduction for any present or future tax, assessment or other governmental charge imposed by the United States or a taxing authority in the United States will not be less than the amount provided in the 2025 Notes to be then due and payable. See “Description of the Notes—Payment of Additional Amounts” in the Prospectus Supplement dated July 2, 2013 and Section 8 “Payment of Additional Amounts” of the 2025 Notes.

Redemption for Tax Reasons:	The Issuer may offer to redeem all but not part of the 2025 Notes in the event of certain changes in the tax laws of the United States (or any taxing authority in the United States). This redemption would be at 100% of the principal amount, together with accrued and unpaid interest on the 2025 Notes to the date fixed for redemption. See “Description of the Notes—Redemption for Tax Reasons” in the Prospectus Supplement dated July 2, 2013 and Section 9 “Redemption for Tax Reasons” of the 2025 Notes.

Currency of Payment:

All payments of interest and principal, including payments made upon any redemption of the 2025 Notes, will be made in euros. If the euro is unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond the Issuer’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2025 Notes will be made in U.S. dollars until the euro is again available to the Issuer or so used.

Conversion:	None

Sinking Fund:	None

Denominations:	Minimum denominations of €100,000 in principal amount and multiples of €1,000 in excess thereof

Listing:	The Issuer intends to apply to list the 2025 Notes on the New York Stock Exchange.

Miscellaneous:	The terms of the 2025 Notes shall include such other terms as are set forth in the form of 2025 Notes attached hereto as Exhibit B and in the Indenture.

Subject to the representations, warranties and covenants described in the Indenture, as amended or supplemented from time to time, the Issuer shall be entitled, subject to authorization by the Board of Directors of the Issuer and an Officers’ Certificate, to issue additional notes from time to time under each series of notes issued hereby. Any such additional notes of a series shall have identical terms as the 2021 Notes or the 2025 Notes, as the case may be, issued on the issue date, other than with respect to the date of issuance and the issue price (together the “Additional Notes”). Any Additional Notes will be issued in accordance with Section 2.03 of the Base Indenture.

Each such officer has read and understands the provisions of the Indenture and the definitions relating thereto. The statements made in this Officers’ Certificate are based upon the examination of the provisions of the Indenture and upon the relevant books and records of the Issuer. In such officers’ opinion, they have made such examination or investigation as is necessary to enable such officers to express an informed opinion as to whether or not the covenants and conditions of such Indenture relating to the issuance and authentication of the Notes have been complied with. In such officers’ opinion, such covenants and conditions have been complied with.

IN WITNESS WHEREOF the undersigned officers of the Issuer have duly executed this certificate as of July 10, 2013.

ORACLE CORPORATION

By:
	Name:	Safra A. Catz
	Title:	President and Chief Financial Officer

By:
	Name:	Eric R. Ball
	Title:	Senior Vice President and Treasurer

[Signature Page to Officers’ Certificate Pursuant to the Indenture]

EXHIBIT A

[FORM OF NOTES DUE 2021]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME, LUXEMBOURG (“CLEARSTREAM, LUXEMBOURG” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

ORACLE CORPORATION

2.250% Notes due 2021

No.	CUSIP No.: U68308 AC6
ISIN No.: XS0951216083
Common Code: 095121608

€

ORACLE CORPORATION, a Delaware corporation (the “Issuer”), for value received promises to pay to The Bank of New York Depository (Nominees) Limited as nominee of The Bank of New York Mellon, London Branch, a common depositary for Euroclear Bank S.A/N.V. and Clearstream Banking, société anonyme, Luxembourg, or registered assigns the principal sum of              EURO on January 10, 2021.

Interest Payment Date: January 10 (the “Interest Payment Date”), commencing on January 10, 2014.

Interest Record Date: December 26 (the “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officers.

ORACLE CORPORATION

By:
	Name:	Safra A. Catz
	Title:	President and Chief Financial Officer

By:
	Name:	Eric R. Ball
	Title:	Senior Vice President and Treasurer

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: July 10, 2013

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

ORACLE CORPORATION

2.250% Notes due 2021

1. Interest

Oracle Corporation (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from July 10, 2013. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest annually in arrears on each Interest Payment Date, commencing January 10, 2014.

Interest on the Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or July 10, 2013 if no interest has been paid on the Notes), to but excluding the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. If any interest payment date, maturity date or redemption date falls on a day that is not a Business Day, the payment will be made on the next Business Day with the same force and effect as if made on the relevant interest payment date, maturity date or redemption date.

“Business Day” means any day other than a Saturday or Sunday, (1) which is not a day on which banking institutions in the City of New York or London are authorized or required by law or executive order to close and (2) on which the Trans-European Automated Real-Time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, is open.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2. Issuance in Euro

All payments of interest and principal, including payments made upon any redemption of the Notes, will be payable in euro. If, on or after the date hereof, the euro is unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond the Issuer’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in U.S. dollars until the euro is again available to the Issuer or so used. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available market exchange rate for euro. Any payment in respect of the Notes so made in U.S. dollars will not constitute an event of default under the Notes or the Indenture.

3. Paying Agent.

Initially, The Bank of New York Mellon, London Branch will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

4. Indenture; Defined Terms.

This Note is one of the 2.250% Notes due 2021 (the “Notes”) issued under an indenture dated as of January 13, 2006 (the “Base Indenture”) by and among the Issuer (formerly known as Ozark Holding Inc.), Oracle Systems Corporation (formerly known as Oracle Corporation) and Citibank, N.A., as amended by a supplemental indenture dated as of May 9, 2007 (together with the Base Indenture, the “Indenture”) by and among the Issuer, Citibank, N.A. and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), and established pursuant to an Officers’ Certificate dated July 10, 2013, issued pursuant to Section 2.01 and Section 2.03 of the Base Indenture. This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

5. Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in minimum denominations of €100,000 and multiples of €1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

6. Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note.

7. Redemption.

The Issuer may at its option redeem any of the Notes in whole or in part at any time, each at a redemption price calculated by the Issuer equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on an annual basis (ACTUAL/ACTUAL (ICMA)) at the Comparable Government Bond Rate (as defined below) plus 20 basis points, plus in each case accrued and unpaid interest thereon to the date of redemption.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Comparable Government Bond Rate” means the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Notes to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond (as defined below) on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Issuer.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Issuer, a German government bond whose maturity is closest to the maturity of the Notes to be redeemed, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Issuer, determine to be appropriate for determining the Comparable Government Bond Rate.

Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by lot by the Depositary, in the case of Notes represented by a Global Note, or by the Trustee by a method the Trustee deems to be fair and appropriate, in the case of Notes that are not represented by a Global Note.

The Notes are also subject to redemption prior to maturity if certain events occur involving U.S. taxation. If any of these special tax events do occur, the Notes will be redeemed at a redemption price of 100% of their principal amount plus accrued and unpaid interest to the date fixed for redemption. See Section 9 “Redemption for Tax Reasons.”

8. Payment of Additional Amounts

The Issuer will, subject to the exceptions and limitations set forth below, pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by the Issuer of the principal of and interest on the Notes to a Holder who is not a United States person (as defined below), after withholding or deduction for any present or future tax, assessment or other governmental charge imposed by the United States or a taxing authority in the United States, will not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1) to any tax, assessment or other governmental charge that is imposed by reason of the Holder (or the beneficial owner for whose benefit such holder holds such Note), or a fiduciary, settlor, beneficiary, member or shareholder of the Holder if the Holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary Holder, being considered as:

(a) being or having been engaged in a trade or business in the United States or having or having had a permanent establishment in the United States;

(b) having a current or former connection with the United States (other than a connection arising solely as a result of the ownership of the Notes, the receipt of any payment or the enforcement of any rights hereunder), including being or having been a citizen or resident of the United States;

(c) being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation for United States income tax purposes or a corporation that has accumulated earnings to avoid United States federal income tax;

(d) being or having been a “10-percent shareholder” of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”) or any successor provision; or

(e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(2) to any Holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary, partnership or limited liability company, but only to the extent that a beneficial owner with respect to the holder, a beneficiary or settlor with respect to the fiduciary, or a beneficial owner or member of the partnership or limited liability company would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3) to any tax, assessment or other governmental charge that would not have been imposed but for the failure of the Holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Issuer or a paying agent from the payment;

(5) to any tax, assessment or other governmental charge that would not have been imposed but for a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6) to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains or personal property tax or similar tax, assessment or other governmental charge;

(7) to any withholding or deduction that is imposed on a payment to an individual and that is required to be made pursuant to any law implementing or complying with, or introduced in order to conform to, any European Union Directive on the taxation of savings;

(8) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Note, if such payment can be made without such withholding by at least one other paying agent;

(9) to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of any Note, where presentation is required, for payment on a date more than 30 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(10) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner being a bank (i) purchasing the Notes in the ordinary course of its lending business or (ii) that is neither (A) buying the Notes for investment purposes only nor (B) buying the Notes for resale to a third-party that either is not a bank or holding the Notes for investment purposes only;

(11) to any tax, assessment or other governmental charge imposed under Sections 1471 through 1474 of the Internal Revenue Code (or any amended or successor provisions), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Internal Revenue Code or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Internal Revenue Code; or

(12) in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8), (9), (10) and (11).

The Notes are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to the Notes. Except as specifically provided under this section “Payment of Additional Amounts,” the Issuer will not be required to make any payment for any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

As used under this section “Payment of Additional Amounts” and under the Section 9 “Redemption for Tax Reasons”, the term “United States” means the United States of America, the states of the United States, and the District of Columbia, and the term “United States person” means any individual who is a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

9. Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any taxing authority in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after the date of this prospectus supplement, the Issuer becomes or, based upon a written opinion of independent counsel selected by the Issuer, will become obligated to pay additional amounts as described herein under section 8 “Payment of Additional Amounts” with respect to the Notes, then the Issuer may at any time at its option redeem, in whole, but not in part, the Notes on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of their principal amount, together with accrued and unpaid interest on those Notes to, but not including, the date fixed for redemption.

10. Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in principal amount of the outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

11. Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

12. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

13. CUSIP and ISIN Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP and ISIN numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

14. Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                      agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date: Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT B

[FORM OF NOTES DUE 2025]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME, LUXEMBOURG (“CLEARSTREAM, LUXEMBOURG” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

ORACLE CORPORATION

3.125% Notes due 2025

No.	CUSIP No.: U68308 AD4
ISIN No.: XS0951216166
Common Code: 095121616

€

ORACLE CORPORATION, a Delaware corporation (the “Issuer”), for value received promises to pay to The Bank of New York Depository (Nominees) Limited as nominee of The Bank of New York Mellon, London Branch, a common depositary for Euroclear Bank S.A/N.V. and Clearstream Banking, société anonyme, Luxembourg, or registered assigns the principal sum of                      EURO on July 10, 2025.

Interest Payment Date: July 10 (the “Interest Payment Date”), commencing on July 10, 2014.

Interest Record Date: June 25 (the “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officers.

ORACLE CORPORATION

By:
Name: Safra A. Catz
Title: President and Chief Financial Officer

By:
Name: Eric R. Ball
Title: Senior Vice President and Treasurer

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: July 10, 2013

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

ORACLE CORPORATION

3.125% Notes due 2025

1. Interest

Oracle Corporation (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from July 10, 2013. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest annually in arrears on each Interest Payment Date, commencing July 10, 2014.

Interest on the Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or July 10, 2013 if no interest has been paid on the Notes), to but excluding the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. If any interest payment date, maturity date or redemption date falls on a day that is not a Business Day, the payment will be made on the next Business Day with the same force and effect as if made on the relevant interest payment date, maturity date or redemption date.

“Business Day” means any day other than a Saturday or Sunday, (1) which is not a day on which banking institutions in the City of New York or London are authorized or required by law or executive order to close and (2) on which the Trans-European Automated Real-Time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, is open.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2. Issuance in Euro

All payments of interest and principal, including payments made upon any redemption of the Notes, will be payable in euro. If, on or after the date hereof, the euro is unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond the Issuer’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in U.S. dollars until the euro is again available to the Issuer or so used. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available market exchange rate for euro. Any payment in respect of the Notes so made in U.S. dollars will not constitute an event of default under the Notes or the Indenture.

3. Paying Agent.

Initially, The Bank of New York Mellon, London Branch will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

4. Indenture; Defined Terms.

This Note is one of the 3.125% Notes due 2025 (the “Notes”) issued under an indenture dated as of January 13, 2006 (the “Base Indenture”) by and among the Issuer (formerly known as Ozark Holding Inc.), Oracle Systems Corporation (formerly known as Oracle Corporation) and Citibank, N.A., as amended by a supplemental indenture dated as of May 9, 2007 (together with the Base Indenture, the “Indenture”) by and among the Issuer, Citibank, N.A. and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), and established pursuant to an Officers’ Certificate dated July 10, 2013, issued pursuant to Section 2.01 and Section 2.03 of the Base Indenture. This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

5. Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in minimum denominations of €100,000 and multiples of €1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

6. Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note.

7. Redemption.

The Issuer may at its option redeem any of the Notes in whole or in part at any time, each at a redemption price calculated by the Issuer equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on an annual basis (ACTUAL/ACTUAL (ICMA)) at the Comparable Government Bond Rate (as defined below) plus 25 basis points, plus in each case accrued and unpaid interest thereon to the date of redemption.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Comparable Government Bond Rate” means the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Notes to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond (as defined below) on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Issuer.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Issuer, a German government bond whose maturity is closest to the maturity of the Notes to be redeemed, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Issuer, determine to be appropriate for determining the Comparable Government Bond Rate.

Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by lot by the Depositary, in the case of Notes represented by a Global Note, or by the Trustee by a method the Trustee deems to be fair and appropriate, in the case of Notes that are not represented by a Global Note.

The Notes are also subject to redemption prior to maturity if certain events occur involving U.S. taxation. If any of these special tax events do occur, the Notes will be redeemed at a redemption price of 100% of their principal amount plus accrued and unpaid interest to the date fixed for redemption. See Section 9 “Redemption for Tax Reasons.”

8. Payment of Additional Amounts

The Issuer will, subject to the exceptions and limitations set forth below, pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by the Issuer of the principal of and interest on the Notes to a Holder who is not a United States person (as defined below), after withholding or deduction for any present or future tax, assessment or other governmental charge imposed by the United States or a taxing authority in the United States, will not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1) to any tax, assessment or other governmental charge that is imposed by reason of the Holder (or the beneficial owner for whose benefit such holder holds such Note), or a fiduciary, settlor, beneficiary, member or shareholder of the Holder if the Holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary Holder, being considered as:

(a) being or having been engaged in a trade or business in the United States or having or having had a permanent establishment in the United States;

(b) having a current or former connection with the United States (other than a connection arising solely as a result of the ownership of the Notes, the receipt of any payment or the enforcement of any rights hereunder), including being or having been a citizen or resident of the United States;

(c) being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation for United States income tax purposes or a corporation that has accumulated earnings to avoid United States federal income tax;

(d) being or having been a “10-percent shareholder” of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”) or any successor provision; or

(e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(2) to any Holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary, partnership or limited liability company, but only to the extent that a beneficial owner with respect to the holder, a beneficiary or settlor with respect to the fiduciary, or a beneficial owner or member of the partnership or limited liability company would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3) to any tax, assessment or other governmental charge that would not have been imposed but for the failure of the Holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Issuer or a paying agent from the payment;

(5) to any tax, assessment or other governmental charge that would not have been imposed but for a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6) to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains or personal property tax or similar tax, assessment or other governmental charge;

(7) to any withholding or deduction that is imposed on a payment to an individual and that is required to be made pursuant to any law implementing or complying with, or introduced in order to conform to, any European Union Directive on the taxation of savings;

(8) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Note, if such payment can be made without such withholding by at least one other paying agent;

(9) to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of any Note, where presentation is required, for payment on a date more than 30 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(10) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner being a bank (i) purchasing the Notes in the ordinary course of its lending business or (ii) that is neither (A) buying the Notes for investment purposes only nor (B) buying the Notes for resale to a third-party that either is not a bank or holding the Notes for investment purposes only;

(11) to any tax, assessment or other governmental charge imposed under Sections 1471 through 1474 of the Internal Revenue Code (or any amended or successor provisions), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Internal Revenue Code or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Internal Revenue Code; or

(12) in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8), (9), (10) and (11).

The Notes are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to the Notes. Except as specifically provided under this section “Payment of Additional Amounts,” the Issuer will not be required to make any payment for any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

As used under this section “Payment of Additional Amounts” and under the Section 9 “Redemption for Tax Reasons”, the term “United States” means the United States of America, the states of the United States, and the District of Columbia, and the term “United States person” means any individual who is a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

9. Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any taxing authority in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after the date of this prospectus supplement, the Issuer becomes or, based upon a written opinion of independent counsel selected by the Issuer, will become obligated to pay additional amounts as described herein under section 8 “Payment of Additional Amounts” with respect to the Notes, then the Issuer may at any time at its option redeem, in whole, but not in part, the Notes on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of their principal amount, together with accrued and unpaid interest on those Notes to, but not including, the date fixed for redemption.

10. Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in principal amount of the outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

11. Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

12. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

13. CUSIP and ISIN Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP and ISIN numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

14. Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                      agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date: ___________________ Your Signature: __________________________

Sign exactly as your name appears on the other side of this Note.
__________________________________
Signature

Signature Guarantee:

__________________________	__________________________________
Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee